UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

bBooth, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 S. Hauser Blvd., Ste. 210 Los Angeles, California	90036
(Address of principal executive offices)	(Zip Code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

To the extent required by Item 2.03 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On September 16, 2016, we sold, pursuant to private placement subscription agreements, an aggregate of 8,763,001 shares of our company’s common stock, at a price of $0.06 per share, for aggregate gross proceeds of $525,780 to eight purchasers. All of the purchasers were U.S. Persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”)) and accredited investors (as that term is defined in Regulation D of the Securities Act). In issuing the shares to such persons, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act. The Company did not engage in any general solicitation or advertising with regard to the issuance and sale of these securities and did not offer the securities to the public.

A copy of the form of the private placement subscription agreement is attached to this Form 8-K as Exhibit 10.1, and is incorporated by reference herein. The foregoing description of the private placement subscription agreement does not purport to be complete and is qualified in its entirety by reference to the securities purchase agreement.

Effective September 14, 2016, we issued 750,000 shares of our company’s common stock to James P. Geiskopf, a director of our company, as compensation for additional services provided and to be provided to our company by Mr. Geiskopf in the newly expanded role of Lead Director. Mr. Geiskopf is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the shares to him, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective September 14, 2016, we named James P. Geiskopf, a director of our company, Lead Director.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

10.1	Private Placement Subscription Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2016	bBOOTH, INC.

/s/ Rory J. Cutaia	By:	“Rory J. Cutaia”
	Name:	Rory J. Cutaia
	Title:	Chairman and Chief Executive Officer